 UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2021

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana		1-6651	35-1160484
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St.			60601
Suite 1000			(Zip Code)
Chicago,	IL
(Address of principal executive offices)
(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.     REGULATION FD DISCLOSURE.

On February 1, 2021, Hill-Rom Holdings, Inc. (the “Corporation”) issued a press release announcing the Corporation’s acquisition of EarlySense Ltd.’s (“EarlySense”) contact free-continuous monitoring technology. A copy of this press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    OTHER EVENTS.

On January 28, 2021, Welch Allyn, Inc., a wholly-owned subsidiary of the Corporation, acquired EarlySense’s contact free-continuous monitoring technology for cash consideration of $30 million, up to an additional $10 million in earnout payments related to the achievement of certain commercial milestones, a portion of Welch Allyn’s equity investment in EarlySense of approximately $25.5 million to be surrendered at a future date upon the satisfaction of certain conditions set forth in the purchase agreement, and other non-cash consideration of approximately $2.7 million.

Disclosure Regarding Forward-Looking Statements
Certain statements herein contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company's future plans, objectives, beliefs, expectations, representations and projections. It is important to note that forward-looking statements are not guarantees of future performance, and the Company's actual results could differ materially from those set forth in any forward-looking statements. For a more in-depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the Company’s previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or revise any forward-looking statements, unless required by law.

Item 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

99.1	Press Release of Hill-Rom Holdings, Inc. dated February 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: February 1, 2021	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President, Chief Legal Officer and Corporate Secretary

3